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                                                                 Exhibit (h)(19)

                              AMENDED AND RESTATED
                                   SCHEDULE A
                                     TO THE
                           CO-ADMINISTRATION AGREEMENT
                                 BY AND BETWEEN
                          NORTHERN INSTITUTIONAL FUNDS,
                           THE NORTHERN TRUST COMPANY
                                       AND
                                    PFPC INC.
                                DATED JULY, 2003

Intending to be legally bound, the undersigned hereby amend and restate Schedule A to the aforesaid Agreement to include the following investment portfolios:

Balanced Portfolio                     International Growth Portfolio
Bond Portfolio                         Liquid Assets Portfolio
Core Bond Portfolio                    Mid Cap Growth Portfolio
Diversified Assets Portfolio           Prime Obligations Portfolio
Diversified Growth Portfolio           Municipal Portfolio
Equity Index Portfolio                 Short-Intermediate Bond Portfolio
Focused Growth Portfolio               Small Company Index Portfolio
Government Portfolio                   Small Company Growth Portfolio
Government Select Portfolio            Tax-Exempt Portfolio
Intermediate Bond Portfolio            U.S. Government Securities Portfolio
International Bond Portfolio           U.S. Treasury Index Portfolio
International Equity Index Portfolio

All signatures need not appear on the same copy of this Amended and Restated Schedule A.

NORTHERN INSTITUTIONAL FUNDS               THE NORTHERN TRUST COMPANY


By:                                        By:
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Title:                                     Title:
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Date:                                      Date:
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PFPC INC.


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